UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 2, 2009

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On November 2, 2009 (the “Actavis Notice Date”), Cephalon, Inc. (“Cephalon”) received a Paragraph IV certification notice letter (the “Actavis Notice Letter”) regarding an Abbreviated New Drug Application (“ANDA”) submitted to the U.S. Food and Drug Administration (the “FDA”) by Actavis Pharma Manufacturing Pvt Ltd., by and through its agent Actavis Inc. (collectively, “Actavis”), requesting approval to market and sell a generic version of NUVIGIL® (armodafinil) Tablets [C-IV].

On November 3, 2009 (the “Mylan Notice Date”, and together with the Actavis Notice Date, the “Notice Dates”), Cephalon received a Paragraph IV certification notice letter (the “Mylan Notice Letter”, and together with the Actavis Notice Letter, the “Notice Letters” ) regarding an ANDA submitted to the FDA by Mylan Pharmaceuticals, Inc. (“Mylan”) requesting approval to market and sell a generic version of NUVIGIL.

In their Notice Letters, Actavis and Mylan each claim that U.S. Patent Nos. RE37,516  (“the ‘516 patent”), 7,297,346 (“the ‘346 patent”) and 7,132,570 (“the ‘570 patent”) issued to Cephalon are invalid, unenforceable and/or will not be infringed by the respective party’s manufacture, use or sale of the products described in the applicable ANDA. Cephalon has a three-year period of marketing exclusivity for NUVIGIL that extends until June 15, 2010. In addition, including the six-month pediatric extension, the ‘516 Patent, the ‘346 Patent, and the ‘570 Patent expire on April 6, 2015, May 29, 2024, and June 18, 2024, respectively. The Notice Letters do not challenge Orange Book-listed U.S. Patent No. 4,927,855 (the “‘855 Patent”), which provides additional protection until October 22, 2010, the expiration date of the ‘855 Patent.

Cephalon is currently reviewing the Notice Letters. By statute, if Cephalon initiates a patent infringement lawsuit against Actavis and/or Mylan within 45 days of the applicable Notice Date, then the FDA would be automatically precluded from approving the applicable party’s ANDA until the earlier of entry of a district court decision finding the patents invalid or not infringed or 30 months from the applicable Notice Date.

As disclosed in Cephalon’s Current Report on Form 8-K filed October 22, 2009, Cephalon previously received a Paragraph IV certification notice letter relating to an ANDA submitted to the FDA by Teva Pharmaceuticals USA, Inc. requesting approval to market and sell a generic version of NUVIGIL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: November 4, 2009	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President and General Counsel